UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2016

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 1, 2016, W&T Offshore, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”) in Houston, Texas. The proposals voted upon at the Special Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2016, as amended by the definitive additional materials filed with the SEC on August 16, 2016 and August 22, 2016.

Proposal 1: To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, par value $0.00001 per share (the “Shares”), to 200,000,000 Shares. The proposal was approved by the votes indicated.

Voted For	Voted Against	Abstentions	Broker Non-Votes
51,641,744	1,337,207	242,349	—

Proposal 2: To approve the issuance of up to 76,590,000 Shares in connection with the offer to exchange (the “Exchange Offer”) the Company’s outstanding 8.500% Senior Notes due 2019 for up to: (i) 76,590,000 Shares, (ii) $202.5 million aggregate principal amount of new 9.00% / 10.75% Senior Second Lien PIK Toggle Notes due 2020 and (iii) $180.0 million aggregate principal amount of new 8.50% / 10.00% Senior Third Lien PIK Toggle Notes due 2021 (collectively, the “New Securities”). The proposal was approved by the votes indicated.

Voted For	Voted Against	Abstentions	Broker Non-Votes
51,708,793	1,260,268	252,239	—

Item 8.01	Other Events.

On September 2, 2016, the Company issued a press release to announce the expiration and final results for the Exchange Offer. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The New Securities have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by the Company on September 2, 2016, announcing the expiration and final results for the Exchange Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: September 2, 2016	By:	/s/ John D. Gibbons
	Name:	John D. Gibbons
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Company on September 2, 2016, announcing the expiration and final results for the Exchange Offer.